                                                                    EXHIBIT 99.a



           UNAUDITED PRO FORMA COMBINED CONDENSED FINANCIAL STATEMENTS

The following unaudited pro forma financial statements give effect to the proposed merger of Southwest Gas Corporation (Southwest) into ONEOK, Inc. (ONEOK) (the Proposed Merger) as described in the Agreement and Plan of Proposed Merger (the Agreement) incorporated by reference herein. The Proposed Merger will be treated as a purchase for accounting purposes. The assets acquired and the liabilities assumed will be recorded at their fair values. The Proposed Merger is subject to customary conditions including approval from Southwest shareholders and state regulators in Arizona, California, and Nevada. The merger is expected to close later in 1999.

The fiscal year of ONEOK and Southwest ends on August 31 and December 31, respectively, and, accordingly, the accompanying unaudited pro forma combined condensed financial statements have been prepared using previously filed financial statements of ONEOK combined with comparable financial statement periods of Southwest. The unaudited pro forma condensed balance sheet as of November 30, 1998, is presented as if the Proposed Merger had occurred on that date using the Southwest balance sheet at September 30, 1998. The unaudited pro forma combined condensed statements of income (loss) for the fiscal year ended August 31, 1998, and the three and twelve month periods ended November 30, 1998, assume that the Proposed Merger occurred at the beginning of the earliest period presented and include the comparable twelve months ended June 30, 1998, and the three and twelve month periods ended September 30, 1998, respectively, for Southwest. The pro forma condensed statement of income for the twelve months ended November 30, 1998, has been presented as management believes that it is more representative of normal operations given the significance of the general rate increase granted to Southwest effective September 1997 in Arizona and the inclusion for a full twelve month period of the gas business of Western Resources, Inc., which was acquired by ONEOK effective December 1, 1997.

The unaudited pro forma combined condensed financial statements should be read in conjunction with the historical financial statements of ONEOK and Southwest and "Management's Discussion and Analysis of Financial Condition and Results of Operations" of ONEOK and Southwest. The unaudited pro forma combined condensed financial statements do not purport to represent what ONEOK's financial position or results of operations would actually have been if the Proposed Merger had been consummated on the indicated dates, nor are they necessarily indicative of ONEOK's financial position or results of operations for any future period. The results of operations for the three months ended November 30, 1998, are not necessarily indicative of the results to be expected for the entire fiscal year or any other interim period.

The pro forma adjustments are based on preliminary assumptions and estimates made by ONEOK management. The information necessary to account for the Proposed Merger in accordance with generally accepted accounting principles is incomplete at this time. In addition, the outcome of regulatory approval may impact the allocation of the consideration to be paid for Southwest in the Proposed Merger. Accordingly, the pro forma combined condensed financial statements assume that the recorded amounts of Southwest's assets and liabilities approximate their fair values. The actual allocation of the consideration paid for Southwest may differ from that reflected in the unaudited pro forma combined condensed financial statements after a more extensive review of the fair values of the assets acquired and liabilities assumed has been completed. Accordingly, the allocation of the purchase price and the resultant amortization of the excess cost, which are based on preliminary estimates, may differ from the final purchase price allocation and amortization periods.

THE PROPOSED MERGER

The Agreement provides that ONEOK will pay $28.50 per share for Southwest common stock outstanding, including associated stock purchase rights. The transaction is subject to customary conditions including approval from Southwest shareholders and state regulators in Arizona, California, and Nevada.

Financing is expected to be provided through notes and trust preferred securities. The trust preferred securities are expected to provide $250 million while the notes are expected to provide the remainder of the financing with an average term of eight years and a weighted average interest rate of 6.35 percent. Financing costs to be amortized are expected to be $7.7 million.

SOUTHWEST GAS CORPORATION

In August 1997, the Arizona Corporation Commission (ACC) approved a settlement of a general rate application submitted by Southwest in November 1996 providing Southwest with a $32 million general rate increase effective September 1997. The settlement achieved a number of favorable rate design improvements and tariff restructuring changes including consolidation of the southern and central Arizona rate jurisdictions for ratemaking purposes and better matching of rates with the costs of serving various customer classes.

During the three months ended December 31, 1997, Southwest recognized nonrecurring charges to income related to cost overruns on two separate construction projects. These charges are reflected in Other Expense. An $8 million pretax charge resulted from cost overruns experienced during expansion of the northern California service territory. A second pretax charge, for $5 million, related to cost overruns on a nonutility construction project. Partially offsetting these charges was the recognition of a $3.4 million income tax benefit related to the successful settlement in November 1997 of open tax issues dating back as far as 1988. The combined impact of these events was a $4.1 million reduction to earnings.

              UNAUDITED PRO FORMA COMBINED CONDENSED BALANCE SHEET
                                NOVEMBER 30, 1998
                                   (THOUSANDS)

                                                                                                     PRO FORMA           COMBINED
                                                                       ONEOK         SOUTHWEST      ADJUSTMENTS            TOTAL
                                                                       -----         ---------      -----------          --------


ASSETS
Property                                                            $ 2,592,911     $ 2,100,386     $                   $ 4,693,297
       Accumulated depreciation, depletion, & amortization              926,029         599,751                           1,525,780
                                                                    -----------     -----------     -----------         -----------
          Net property                                                1,666,882       1,500,635            --             3,167,517
                                                                    -----------     -----------     -----------         -----------
CURRENT ASSETS:

       Cash and cash equivalents                                             40           7,018                               7,058
       Accounts and notes receivable                                    216,837          75,224                             292,061
       Inventories                                                      173,142            --                               173,142
       Other                                                             14,339         101,409                             115,748
                                                                    -----------     -----------     -----------         -----------
           Total current assets                                         404,358         183,651            --               588,009
                                                                    -----------     -----------     -----------         -----------
DEFERRED CHARGES AND OTHER ASSETS:

       Regulatory assets, net                                           226,166          38,322                             264,488
       Goodwill                                                          82,651           9,011          (9,011) (b)         82,651
       Excess costs to be allocated                                        --              --           453,703  (b)        453,703
       Other                                                            116,098           4,022           7,710  (a)        127,830
                                                                    -----------     -----------     -----------         -----------
           Total deferred charges and other assets                      424,915          51,355         452,402             928,672
                                                                    -----------     -----------     -----------         -----------
             TOTAL ASSETS                                           $ 2,496,155     $ 1,735,641     $   452,402         $ 4,684,198
                                                                    ===========     ===========     ===========         ===========

LIABILITIES AND SHAREHOLDERS' EQUITY
COMMON SHAREHOLDERS' EQUITY:
       Common stock                                                 $       315     $    31,915     $   (31,915) (b)    $       315
       Premium on capital stock                                         328,138         421,631        (421,631) (b)        328,138
       Retained earnings                                                265,959             720            (720) (b)        265,959
                                                                    -----------     -----------     -----------         -----------
           Total common shareholders' equity                            594,412         454,266        (454,266)            594,412
Convertible preferred stock: series A                                       199            --                                   199
Convertible preferred stock: series B                                         1            --                                     1
Premium on preferred stock                                              569,409            --                               569,409
                                                                    -----------     -----------     -----------         -----------
           Total shareholders' equity                                 1,164,021         454,266        (454,266)          1,164,021
                                                                    -----------     -----------     -----------         -----------
Long-term debt, excluding current portion                               512,355         808,807         656,668 (a)       1,977,830
Trust preferred securities of ONEOK subsidiary                             --              --           250,000 (a)         250,000
Redeemable preferred securities of Southwest Gas Capital I                 --            60,000                              60,000
                                                                    -----------     -----------     -----------         -----------
           Total capitalization                                       1,676,376       1,323,073         452,402           3,451,851
                                                                    -----------     -----------     -----------         -----------

CURRENT LIABILITIES:
       Long-term debt                                                    16,909           5,128                              22,037
       Notes payable                                                     68,000          33,325                             101,325
       Accounts payable                                                 154,642          36,878                             191,520
       Accrued taxes                                                     33,810          23,923                              57,733
       Accrued interest                                                   8,051          13,494                              21,545
       Other                                                             57,054          75,165                             132,219
                                                                    -----------     -----------     -----------         -----------
           Total current liabilities                                    338,466         187,913            --               526,379
                                                                    -----------     -----------     -----------         -----------
DEFERRED CREDITS AND OTHER LIABILITIES:

       Deferred income taxes                                            310,072         172,275                             482,347
       Other deferred credits                                           171,241          52,380                             223,621
                                                                    -----------     -----------     -----------         -----------
           Total deferred credits and other liabilities                 481,313         224,655            --               705,968
                                                                    -----------     -----------     -----------         -----------
       TOTAL LIABILITIES & SHAREHOLDERS' EQUITY                     $ 2,496,155     $ 1,735,641     $   452,402         $ 4,684,198
                                                                    ===========     ===========     ===========         ===========



                  SEE ACCOMPANYING NOTES TO UNAUDITED PRO FORMA
                    COMBINED CONDENSED FINANCIAL STATEMENTS

        UNAUDITED PRO FORMA COMBINED CONDENSED STATEMENT OF INCOME (LOSS)

                      THREE MONTHS ENDED NOVEMBER 30, 1998
                  (Amounts in thousands, except per share data)


                                                                                           PRO FORMA             COMBINED
                                                        ONEOK          SOUTHWEST          ADJUSTMENTS              TOTAL
                                                        -----          ---------          -----------            --------


OPERATING REVENUES

     Regulated                                        $ 186,242        $ 128,229            $                    $ 314,471
     Nonregulated                                       201,229           34,279                                   235,508
                                                      ---------        ---------            ---------            ---------
         Total operating revenues                       387,471          162,508                 --                549,979
                                                      ---------        ---------            ---------            ---------
OPERATING EXPENSES

     Cost of gas                                        239,836           51,499                                   291,335
     Operations and maintenance                          72,131           81,059                                   153,190
     Depreciation, depletion, and amortization           31,138           22,780                2,779 (b)           56,697
     Other expense, net                                    --                304                                       304
     General taxes                                        9,374            7,699                                    17,073
     Income taxes                                         9,387           (7,016)              (6,091)(g)           (3,720)
                                                      ---------        ---------            ---------            ---------
         Total operating expenses                       361,866          156,325               (3,312)             514,879
                                                      ---------        ---------            ---------            ---------
Income before interest and preferred
    securities distribution                              25,605            6,183                3,312               35,100

Interest                                                 11,355           15,760               10,425 (c)           37,715

                                                                                                  175 (e)

Preferred securities distribution                          --              1,368                5,000 (d)            6,386

                                                                                                   18 (f)
                                                      ---------        ---------            ---------            ---------

NET INCOME (LOSS)                                        14,250          (10,945)             (12,306)              (9,001)

Preferred stock dividends                                 9,324             --                   --                  9,324
                                                      ---------        ---------            ---------            ---------

     Income (loss) available for common stock         $   4,926        $ (10,945)           $ (12,306)           $ (18,325)
                                                      =========        =========            =========            =========

Weighted average shares outstanding - basic              31,535                                                     31,535
                                                      =========        =========            =========            =========

Weighted average shares outstanding - diluted            31,578                                   (43)(h)           31,535
                                                      =========        =========            =========            =========

Earnings per share of common stock - basic            $    0.16                                                  $   (0.58)
                                                      =========        =========            =========            =========

Earnings per share of common stock - diluted          $    0.16                                                  $   (0.58)
                                                      =========        =========            =========            =========




                  SEE ACCOMPANYING NOTES TO UNAUDITED PRO FORMA
                    COMBINED CONDENSED FINANCIAL STATEMENTS

           UNAUDITED PRO FORMA COMBINED CONDENSED STATEMENT OF INCOME

                           YEAR ENDED AUGUST 31, 1998
                  (Amounts in thousands, except per share data)



                                                                                                 PRO FORMA              COMBINED
                                                             ONEOK             SOUTHWEST        ADJUSTMENTS               TOTAL
                                                             -----             ---------        -----------             --------


OPERATING REVENUES

     Regulated                                            $   971,905        $   734,741        $                      $ 1,706,646
     Nonregulated                                             863,497            110,598                                   974,095
                                                          -----------        -----------        -----------            -----------
         Total operating revenues                           1,835,402            845,339               --                2,680,741
                                                          -----------        -----------        -----------            -----------
OPERATING EXPENSES

     Cost of gas                                            1,220,009            282,771                                 1,502,780
     Operations and maintenance                               277,068            302,512                                   579,580
     Depreciation, depletion, and amortization                101,653             86,776             11,117 (b)            199,546
     Other expense, net                                          --               11,560                                    11,560
     General taxes                                             33,217             30,099                                    63,316
     Income taxes                                              66,585             20,268            (24,362)(g)             62,491
                                                          -----------        -----------        -----------            -----------
         Total operating expenses                           1,698,532            733,986            (13,245)             2,419,273
                                                          -----------        -----------        -----------            -----------
Income before interest                                        136,870            111,353             13,245                261,468

Interest                                                       35,075             64,790             41,698 (c)            142,261

                                                                                                        698 (e)

Preferred securities distribution                                --                5,475             20,000 (d)             25,546

                                                                                                         71 (f)
                                                          -----------        -----------        -----------            -----------
NET INCOME (LOSS)                                             101,795             41,088            (49,222)                93,661

Preferred stock dividends                                      26,979               --                 --                   26,979

                                                          -----------        -----------        -----------            -----------
     Income (loss) available for common stock             $    74,816        $    41,088        $   (49,222)           $    66,682
                                                          ===========        ===========        ===========            ===========

Weighted average shares outstanding - basic                    30,674                                                       30,674
                                                          ===========        ===========        ===========            ===========

Weighted average shares outstanding - diluted                  45,729                                                       45,729
                                                          ===========        ===========        ===========            ===========

Earnings per share of common stock - basic                $      2.44                                                  $      2.17
                                                          ===========        ===========        ===========            ===========

Earnings per share of common stock - diluted              $      2.23                                                  $      2.05
                                                          ===========        ===========        ===========            ===========


During the three months ended December 31, 1997, Southwest recognized nonrecurring charges to income related to cost overruns on two separate construction projects. Theses charges are reflected in Other Expense. An $8 million pretax charge resulted from cost overruns experienced during expansion of the northern California service territory. A second pretax charge, for $5 million, related to cost overruns on a nonutility construction project. Partially offsetting these charges was the recognition of a $3.4 million income tax benefit related to the successful settlement in November 1997 of open tax issues dating back as far as 1988. The combined impact of these events was a $4.1 million reduction to earnings.




                  SEE ACCOMPANYING NOTES TO UNAUDITED PRO FORMA
                    COMBINED CONDENSED FINANCIAL STATEMENTS

           UNAUDITED PRO FORMA COMBINED CONDENSED STATEMENT OF INCOME

                      TWELVE MONTHS ENDED NOVEMBER 30, 1998
                  (Amounts in thousands, except per share data)


                                                                                             PRO FORMA              COMBINED
                                                         ONEOK             SOUTHWEST        ADJUSTMENTS               TOTAL
                                                         -----             ---------        -----------             --------


OPERATING REVENUES

     Regulated                                        $ 1,039,510        $   767,961        $                      $ 1,807,471
     Nonregulated                                         869,203            111,188                                   980,391
                                                      -----------        -----------        -----------            -----------
         Total operating revenues                       1,908,713            879,149               --                2,787,862
                                                      -----------        -----------        -----------            -----------
OPERATING EXPENSES

     Cost of gas                                        1,250,572            305,762                                 1,556,334
     Operations and maintenance                           295,437            305,140                                   600,577
     Depreciation, depletion, and amortization            115,597             87,920             11,117  (b)           214,634
     Other expense, net                                        --             11,397                                    11,397
     General taxes                                         37,146             30,427                                    67,573
     Income taxes                                          68,534             22,764            (24,362) (g)            66,936
                                                      -----------        -----------        -----------            -----------
         Total operating expenses                       1,767,286            763,410            (13,245)             2,517,451
                                                      -----------        -----------        -----------            -----------
Income before interest                                    141,427            115,739             13,245                270,411

Interest                                                   37,902             64,435             41,698  (c)           144,733

                                                                                                    698  (e)

Preferred securities distribution                            --                5,475             20,000  (d)            25,546
                                                                                                     71  (f)
                                                       ----------        -----------        -----------            -----------

NET INCOME (LOSS)                                         103,525             45,829            (49,222)               100,132

Preferred stock dividends                                  36,303               --                 --                   36,303
                                                      -----------        -----------        -----------            -----------

     Income (loss) available for common stock         $    67,222        $    45,829        $   (49,222)           $    63,829
                                                      ===========        ===========        ===========            ===========

Weighted average shares outstanding - basic                31,531                                                       31,531
                                                      ===========        ===========        ===========            ===========

Weighted average shares outstanding - diluted              51,596                                                       51,596
                                                      ===========        ===========        ===========            ===========

Earnings per share of common stock - basic            $      2.13                                                  $      2.02
                                                      ===========        ===========        ===========            ===========

Earnings per share of common stock - diluted          $      2.01                                                  $      1.94
                                                      ===========        ===========        ===========            ===========


During the three months ended December 31, 1997, Southwest recognized nonrecurring charges to income related to cost overruns on two separate construction projects. Theses charges are reflected in Other Expense. An $8 million pretax charge resulted from cost overruns experienced during expansion of the northern California service territory. A second pretax charge, for $5 million, related to cost overruns on a nonutility construction project. Partially offsetting these charges was the recognition of a $3.4 million income tax benefit related to the successful settlement in November 1997 of open tax issues dating back as far as 1988. The combined impact of these events was a $4.1 million reduction to earnings.




                  SEE ACCOMPANYING NOTES TO UNAUDITED PRO FORMA
                    COMBINED CONDENSED FINANCIAL STATEMENTS

            NOTES TO UNAUDITED PRO FORMA COMBINED CONDENSED FINANCIAL
                                   STATEMENTS

The pro forma adjustments have been made to the Unaudited Pro Forma Combined Condensed Financial Statements to reflect the following:

(a) To record the financing required to pay the $28.50 per share cash consideration to Southwest shareholders pursuant to the Agreement and related costs (thousands, except per share data)

Total Consideration:

     Shares of common stock of Southwest outstanding                                       30,285
      Per share consideration                                                           $   28.50
                                                                                        ---------
              Total consideration                                                       $ 863,123
Plus:
Financing costs                                                                             7,710
Transaction costs                                                                          35,835
                                                                                        ---------
              Total acquisition financing required                                      $ 906,668
              Less trust preferred securities                                             250,000
                                                                                        ---------
              Anticipated debt                                                          $ 656,668
                                                                                        =========

(b) The excess of the total purchase price over the allocation of fair value to the net assets is the excess costs to be allocated. The calculation of excess costs to be allocated is based on the following assumptions and calculations (thousands):

Total Consideration                                                                     $ 863,123
Transaction Costs                                                                          35,835
                                                                                        ---------
     Total purchase price                                                                 898,958
Estimated net tangible asset book value at November 30, 1998                              445,255
                                                                                        ---------
     Excess costs to be allocated related to Proposed Merger                              453,703
Southwest historical goodwill                                                              (9,011)
                                                                                        ---------
Excess costs to be allocated (pro forma adjustment)                                     $ 444,692
                                                                                        =========
Amortization of excess costs (assumes a 40 year life):
     Adjustment to amortization expense for the fiscal year 1998
        and the twelve months ended November 30, 1998                                   $  11,117
     Adjustment to amortization expense for the three months
        ended November 30, 1998                                                         $   2,779

(c) Interest expense adjustments as a result of the anticipated debt are as follows (thousands):

     Total anticipated debt--see note (a)                                                $ 656,668
     Assumed weighted average interest rate on  debt                                          6.35%
                                                                                         ---------
     Interest expense adjustment for fiscal 1998 and the twelve months
         ended November 30, 1998                                                         $  41,698
                                                                                         =========

     Interest expense adjustment for the three months ended
        November 30, 1998                                                                $  10,425
                                                                                         =========

The assumed weighted-average interest rate reflects current market rates; however, actual rates will reflect interest rates at or about closing of the Proposed Merger and, thus, are subject to change prior to closing. For every 1/8 percent change in the interest rate, interest expense for the fiscal year 1998, the twelve months ended November 30, 1998, and the three months ended November 30, 1998, would change by $821 thousand, $821 thousand, and $205 thousand, respectively.

(d) Preferred securities distribution adjustments as a result of the trust preferred securities are follows (thousands):

     Total trust preferred securities--see note (a)                                       $ 250,000
     Assumed distribution rate                                                                  8.0%
                                                                                          ---------
     Preferred securities distribution adjustment for fiscal 1998 and the
        twelve months ended November 30, 1998                                             $  20,000
                                                                                          =========
     Preferred securities distribution adjustment for the three months ended
        November 30, 1998                                                                 $   5.000
                                                                                          =========

The assumed interest rate reflects current market rates; however, actual rates will reflect interest rates at or about closing of the Proposed Merger and, thus, are subject to change prior to closing. For every 1/8 percent change in the distribution rate, distribution expense for the fiscal year 1998, for the twelve months ended November 30, 1998, and for the three months ended November 30, 1998, would change by $313 thousand, $313 thousand, and $78 thousand, respectively.

(e) To record amortization expense of the debt issuance costs of the notes over the 8-year average life of the notes. Amortization expense for fiscal year 1998, the twelve months ended November 30, 1998, and the three months ended November 30, 1998, would be $698 thousand, $698 thousand, and $175 thousand respectively.

(f) To record amortization expense of the issuance costs of the trust preferred securities over the 30-year life of the securities. Amortization expense for fiscal year 1998, the twelve months ended November 30, 1998, and the three months ended November 30, 1998, would be $71 thousand, $71 thousand, and $18 thousand respectively.

(g) Represents the tax effect at the statutory rate of all pre-tax pro forma adjustments after excluding nondeductible goodwill amortization. The Company intends to structure the trust preferred securities to allow the Company to take the position that the trust preferred securities should be classified for United States federal income tax purposes as indebtedness. No assurance can be given that such position will not be challenged by the Internal Revenue Service or, if challenged, that such a challenge will not be successful.

(h) Represents elimination of dilutive option securities in historical EPS computation. On a pro forma basis, because of the loss available for common stock, such options are antidilutive. Additionally, the effect of 20,072,274 shares of preferred stock convertible into common stock have not been considered in the historical or pro forma diluted computation because the effect is antidilutive.